UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2021

SavMobi Technology, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333- 206804	47-3240707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 502, Unit 1, Building 108, Red Star Sea Phase 3, Dalian Development Zone, Dalian, Liaoning, China

(Address of Principal Executive Offices)

(Zip Code)

+86 18904082566

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant

As previously disclosed in the SavMobi Technology, Inc. (the “Company”) Current Report on Form 8-K filed on March 3, 2021 (the “Initial Form 8-K”), effective February 25, 2021, BF Borgers CPA PC (“Borgers”) was not retained as the independent registered public accounting firm of the “Company.

The audit report of Borgers on the Company’s financial statements for the fiscal years ended May 31, 2020, 2019 and 2018 contained no adverse opinion or disclaimer of opinion. However, the audit reports of Borgers for the fiscal years ended May 31, 2020, 2019 and 2018, raised substantial doubt about the Company’s ability to continue as a going concern due to the Company’s net loss for the years ended May 31, 2020, 2019 and 2018.

During the Company’s three most recent fiscal years ended May 31, 2020, 2019 and 2018 and for the subsequent interim periods through November 30, 2020, the Company had no “disagreements” with Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Borgers, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.

During the Company’s three most recent fiscal years ended May 31, 2020, 2019 and 2018 and for the subsequent interim periods through November 30, 2020, there was no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We have requested our independent accountants to furnish us as promptly as possible a letter addressed to the Commission stating whether the independent accountants agree with the statements made in the initial Form 8-K in response to this Item 4.01. The Company is filing this Current Report on Form 8-K/A to include this letter as exhibit 16.1, which letter is received on end of day of March 3, 2021.

Item 9.01 Financial Statements and Exhibits

Item	Title
16.1	Letter from BF Borgers CPA PC

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SavMobi Technology, Inc..

March 4, 2021	By:	/s/ Ma Hongyu
Ma Hongyu
Chief Executive Officer